12b-1 Schedule – CFVST II

Schedule A

May 1, 2015

Funds	Classes
	Class 2	Class 3	Class 4
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Balanced Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Cash Management Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Commodity Strategy Fund	Class 2	—	—
Columbia Variable Portfolio – Dividend Opportunity Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Emerging Markets Bond Fund	Class 2	—	—
Columbia Variable Portfolio – Emerging Markets Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Global Bond Fund	Class 2	Class 3	—
Columbia Variable Portfolio – High Yield Bond Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Income Opportunities Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Intermediate Bond Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Large Cap Index Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Large Cap Growth Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Large Core Quantitative Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Limited Duration Credit Fund	Class 2	—	—
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund	Class 2	—	—
Columbia Variable Portfolio – Mid Cap Growth Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Mid Cap Value Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Select International Equity	Class 2	Class 3	—
Columbia Variable Portfolio – Select Large-Cap Value Fund	Class 2	Class 3	—
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Class 2	Class 3	—
Columbia Variable Portfolio - Seligman Global Technology Fund	Class 2	—	—
Columbia Variable Portfolio – U.S. Equities Fund	Class 2
Columbia Variable Portfolio - U.S. Government Mortgage Fund	Class 2	Class 3	—
Variable Portfolio – Aggressive Portfolio	Class 2	—	Class 4
Variable Portfolio – American Century Diversified Bond Fund	Class 2	—	—
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	Class 2	Class 3	—
Variable Portfolio – Columbia Wanger International Equities Fund	Class 2	—	—
Variable Portfolio – Conservative Portfolio	Class 2	—	Class 4
Variable Portfolio – DFA International Value Fund	Class 2	—	—
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	Class 2	—	—
Variable Portfolio – Holland Large Cap Growth Fund	Class 2	—	—
Variable Portfolio – Invesco International Growth Fund	Class 2	—	—
Variable Portfolio – J.P. Morgan Core Bond Fund	Class 2	—	—
Variable Portfolio – Jennison Mid Cap Growth Fund	Class 2	—	—
Variable Portfolio – Loomis Sayles Growth Fund	Class 2	—	—
Variable Portfolio – MFS Value Fund	Class 2	—	—
Variable Portfolio – Moderate Portfolio	Class 2	—	Class 4
Variable Portfolio – Moderately Aggressive Portfolio	Class 2	—	Class 4
Variable Portfolio – Moderately Conservative Portfolio	Class 2	—	Class 4
Variable Portfolio – Morgan Stanley Global Real Estate Fund	Class 2	—	—
Variable Portfolio – NFJ Dividend Value Fund	Class 2	—	—
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	Class 2	—	—
Variable Portfolio – Partners Small Cap Growth Fund	Class 2	—	—
Variable Portfolio – Partners Small Cap Value Fund	Class 2	Class 3	—
Variable Portfolio – Pyramis International Equity Fund	Class 2	—	—
Variable Portfolio – Sit Dividend Growth Fund	Class 2	Class 3	—
Variable Portfolio – TCW Core Plus Bond Fund	Class 2	—	—

12b-1 Schedule – CFVST II

Funds	Classes
	Class 2	Class 3	Class 4
Variable Portfolio – Victory Established Value Fund	Class 2	Class 3	—
Variable Portfolio – Wells Fargo Short Duration Government Fund	Class 2	—	—

Fee Schedule

The maximum fee for services under this Plan and Agreement shall be the lesser of the amount of expenses eligible for reimbursement (including any unreimbursed expenses) or a rate equal on an annual basis to the following percentage of the average daily net assets of the Fund attributable to the applicable class:

Class	Fee
Class 2	0.25%
Class 3	0.125%
Class 4	0.25%

Payments under the Plan and Agreement shall be made within five (5) business days after the last day of each month. At the end of each calendar year, Columbia Management Investment Distributors shall furnish a declaration setting out the actual expenses it has paid and accrued. Any money that has been paid in excess of the amount of these expenses shall be returned to the Funds.

12b-1 Schedule – CFVST II

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of April 15, 2015

COLUMBIA FUNDS VARIABLE SERIES TRUST II

By:	/s/ Christopher O. Petersen
	Name:	Christopher O. Petersen
	Title:	President

COLUMBIA MANAGEMENT INVESTMENT DISTRIBUTORS, INC.

By:	/s/ Jeffrey F. Peters
	Name:	Jeffrey F. Peters
	Title:	Managing Director and Head of Global Institutional Distribution